UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2010

CAPITAL REALTY INVESTORS-III
LIMITED PARTNERSHIP
(Exact Name of Issuer as Specified in its Charter)

Maryland	0-11962	52-1311532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Rockville Pike
Rockville, MD	20852
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (301) 468-9200

(Former name or former address, of changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐      Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of previous independent registered public accounting firm:

On December 22, 2010, Capital Realty Investors-III Limited Partnership (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

Grant Thornton’s reports on the financial statements for each of the two fiscal years ended December 31, 2009 and 2008 and through December 22, 2010, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2009 and 2008 and through December 22, 2010, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended December 31, 2009 and 2008 and through December 22, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Grant Thornton and requested Grant Thornton to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above disclosures. A copy of Grant Thornton’s letter, dated December 22, 2010, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b)           Engagement of new independent registered public accounting firm:

Effective as of December 23, 2010, the Audit Committee of the Company engaged Reznick Group, P.C. (“Reznick”) as the Company’s independent registered public accounting firm.  The decision to engage Reznick was approved by the Audit Committee of the Board of Directors of the Company as of such date.

During the years ended December 31, 2009 and 2008, and the subsequent interim period ended September 30, 2010, and through December 22, 2010, neither the Company nor anyone on its behalf has consulted with Reznick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

16.1           Letter from Grant Thornton LLP, dated December 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL REALTY INVESTORS-III LIMITED
PARTNERSHIP
(Registrant)

by: C.R.I., Inc.
Managing General Partner

December 28, 2010	by: /s/ H. William Willoughby
DATE	H. William Willoughby
Director, President, Secretary,
Principal Financial Officer and
Principal Account Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated December 28, 2010